Other Operating Income and Expenses	12 Months Ended
Dec. 31, 2023
Other Operating Income and Expenses
Other Operating Income and Expenses

Note  5

Other Operating Income and Expenses

EUR'000	2023	2022	2021

Other operating income	3,000	—	—
Other operating expenses	(2,863)	—	—
Net other operating income and expenses	137	—	—

Other operating income and expenses includes the net gain from the sale of the main cranes and spare parts of both O-class vessels.

The contract agreement signed for the sale of both main cranes states a purchase price of EUR 1.5 million for each main crane. In the case of Wind Orca, the book value of the main crane had been written down, reflecting the value that was expected from the disposal of the assets. Thus, an impairment loss of EUR 5 million was reflected in the profit and loss. The Osprey main crane had been kept at its carrying amount since there was a gain from the disposal. The sale of both main cranes is driven by the main crane upgrades to the O-Class vessels.